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                                                                   EXHIBIT 10.28


                               PLEDGE AGREEMENT

          The following collateral is, in accordance with the terms and conditions set forth below, assigned as security for the present and future obligations of Gary Elwood Walker (hereinafter called the "PLEDGOR") to SMTC Corporation, a Delaware corporation (together with its successors and assigns, hereinafter called the "LENDER") under the funding agreement dated the date hereof between the Pledgor and the Lender (the "FUNDING AGREEMENT") and under the promissory note(s) given by the Pledgor in favour of the Lender to which reference is made in the Funding Agreement (the "NOTES"):

          all of the shares of common stock of SMTC Corporation owned by Gary Elwood Walker (the "PLEDGED SHARES").

          For valuable consideration, receipt whereof is hereby acknowledged, the above collateral and all renewals thereof, substitutions therefor and accretions thereto and all income from any of the foregoing (the whole hereinafter called the "SECURITIES") are, subject to the provisions in the immediately following paragraph, hereby assigned to and are to be held by the Lender as general and continuing collateral security for the fulfilment of all obligations, present or future, matured or not, of the Pledgor to the Lender under the Funding Agreement and the Notes (hereinafter called the "OBLIGATIONS") and the Pledgor hereby agrees that immediately upon request by the Lender and in confirmation of the security interests hereby created, he shall execute and deliver to the Lender such further instruments, deeds, transfers, assurances and agreements, in form and substance as the Lender shall reasonably request, including any financing statements and amendments thereto, or any other documents, as required or advisable under Delaware law and any other applicable law to protect the security interests created hereunder. The Pledgor hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, for the purpose of carrying out the terms of this Pledge Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Pledge Agreement without notice to or assent by the Pledgor including, without limitation, executing any endorsements, assignments or other instruments of conveyance or transfer with respect to the securities.

          For greater certainty and notwithstanding any other provision in this Pledge Agreement with the exception of the immediately following sentence, the Pledgor shall, for so long as he is not in breach of any of the Obligations, be entitled to sell or otherwise transfer all or any portion of the securities and immediately prior to any such sale or transfer (a "DISPOSITION"), the subject securities shall be deemed to have been fully released as collateral security under this Pledge Agreement without further claim by the Lender. In order to sell or otherwise transfer all or any portion of the securities, the Pledgor shall:
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     (a)  provide the Lender with written notice of the disposition at least five business days in advance of the effective date of the disposition and receive proceeds from the disposition which have a fair market value that is substantially equivalent to that of the subject securities ("PROCEEDS");

     (b) assign to the Lender, as collateral security under this Pledge Agreement, any portion of the Proceeds which is not in the form of cash or cash equivalents; and

     (c) within two (2) business days of receipt or on such other terms as the Lender acting reasonably may require, pay to the Lender, as a repayment of the Notes, that portion of any Proceeds which are not referred to in paragraph (b) above as is required to be paid by the Pledgor in accordance with the terms of the Notes and the Funding Agreement.

          If the Pledgor fails to fulfil any of the Obligations, the Lender may:

    (a) from time to time, sell at a public or private sale or otherwise realize upon all or any of the securities for such price in money or other consideration and upon such terms and conditions as it deems best, the whole without advertisement or notice to the Pledgor or others;

    (b) without limiting the generality of paragraph (a), elect to accept the securities in satisfaction of the Obligations, and the Lender shall thereafter be entitled to the securities free from all rights and interests therein of any other person, and the Lender may thereafter, where applicable, surrender the securities for cancellation;

    (c) hold all income from the securities and the proceeds of any collection or realization of the securities, after deduction of all expenses thereof, which with interest shall be borne by the Pledgor, as security as aforesaid and/or applied against any of the Obligations as the Lender deems best;

    (d) compound, compromise, grant extensions, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Pledgor and others and the securities and other securities as it sees fit, without prejudice to any of its rights; and

    (e) exercise all rights and powers and perform all acts of ownership in respect of the securities to the same extent as the Pledgor might do and the Pledgor shall forthwith repay all consequent outlay and expense with interest.

          The Lender need not present, protest, give any notice in connection with, prevent outlawry of, collect, enforce or realize any of the securities and need not protect or preserve them from, and is hereby released from all responsibility for, any depreciation in or loss of, value which they may suffer, and the Lender shall be bound to exercise in the keeping of the securities only the same degree of care as if they were the property of the Lender. All claims, present or future, of the Pledgor against any person liable upon or for the payment of any of the securities (the "ACCOUNT DEBTOR") are hereby assigned to the Lender. The Lender may, at any time, direct any Account Debtor to make payments on any of the securities (other than equity securities or
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securities convertible into equity securities) to the Lender. The Lender is hereby appointed the irrevocable attorney of the Pledgor, with full powers of substitution, from time to time to endorse and/or transfer the securities or any of them to the Lender or its nominees.

          Neither failure nor delay on the part of the Lender to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

          Neither this Pledge Agreement nor any provisions hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

          This Pledge Agreement and the security hereunder are in addition to and not in substitution for any other security held by the Lender and shall not operate as a merger of any simple contract debt or suspend the fulfilment of, or affect the rights, remedies and powers of the Lender in respect of, the Obligations or any securities held by the Lender for the fulfilment thereof.
All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          Wherever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

          This Pledge Agreement shall be a continuing agreement and shall have effect whenever and so often as any of the Obligations exist.

          This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws rules).

          This Pledge Agreement shall be binding upon the Pledgor and the successors and assigns of the Pledgor and shall enure to the benefit of the Lender and its successors and assigns.

          The Pledgor hereby acknowledges a copy of this Pledge Agreement.

          Dated at this 26th day of July, 2000.
                        ----        ----


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                              SMTC CORPORATION

                                    /s/ Paul Walker
                                    -------------------
                                    By: Paul Walker



                                    /s/ Richard Smith
                                    --------------------
                                    By: Richard J. Smith


                                    /s/ Gary Walker
                                    ------------------
                                    Gary Elwood Walker